Exhibit 10.53

EXECUTION VERSION
Deal CUSIP 46635MAG2
Facility CUSIP 46635MAH0

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of March 27, 2015, by and among: JACK HENRY & ASSOCIATES, INC., a Delaware corporation (“Borrower”); Lenders party thereto; and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, LC Issuer and Swing Line Lender (“Administrative Agent”); and has reference to the following recitals (the “Recitals”):

A.    Borrower, Administrative Agent and Lenders executed the Credit Agreement dated as of February 20, 2015 (as amended, the “Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment).

B.    Borrower requests that Administrative Agent and Required Lenders agree to amend Section 6.1(b) of the Agreement to extend the date (from March 31, 2015 until May 15, 2015) by which Borrower will provide Administrative Agent with a consolidated unaudited balance sheet as of December 31, 2014 and related consolidated statements of income and cash flows for the period from the beginning of Fiscal Year 2014 through December 31, 2014.

C.    Administrative Agent and Required Lenders agree to amend the Agreement as described in Recital B above.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and Required Lenders hereby agree as follows:

1.    Recitals. The Recitals are true and correct, and, with the defined terms set forth in the introductory paragraph and in the Recitals, are incorporated herein by this reference.

2.    Amendment to Agreement. Section 6.1(b) of the Agreement is deleted and replaced with the following:

(b)    (i) By May 15, 2015, for itself and its Subsidiaries, a consolidated unaudited balance sheet as of December 31, 2014 and related consolidated statements of income and cash flows for the period from the beginning of Fiscal Year 2014 through December 31, 2014 and (ii) thereafter, within 45 days after the close of the first three (3) Fiscal Quarters of each Fiscal Year, for itself and its Subsidiaries, a consolidated unaudited balance sheet as of the close of each such Fiscal Quarter and related consolidated statements of income and cash flows for the period from the beginning of such Fiscal Year to the end of such Fiscal Quarter, all certified by its Chief Financial Officer or Controller.

3.    Costs and Expenses. Borrower hereby agrees to reimburse Administrative Agent upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by Administrative Agent in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower’s existing credit facilities with Administrative Agent and Lenders.

4.    References to Agreement. All references in the Agreement to “this Agreement” and any other references of similar import shall henceforth mean the Agreement as amended by this Amendment.

5.    Full Force and Effect. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement and the other Loan Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed as and to the extent stated in the Agreement (except to the extent that any such representation and warranty is stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

6.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower, Administrative Agent, Lenders, and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement as amended by this Amendment.

7.    Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that:

(a)    the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, and have been duly authorized by all necessary corporate action and require no action by, consent of or filing or recording with, any Governmental Authority or any other Person;

(b)    the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the organizational documents of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or Governmental Authority, or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower or any of its Property is subject;

(c)    this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except as such enforceability may be limited by (i) Debtor Relief Laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)    all of the representations and warranties made by Borrower and/or any other Obligor in the Agreement and/or in any of the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment (except to the extent that any such representation and warranty is stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date); and

(e)    as of the date of this Amendment (and taking into effect the changes reflected in this Amendment), no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing.

8.    Inconsistency or Conflict. In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

9.    Release. In consideration for the agreements of Administrative Agent and Lenders, as set forth in this Amendment, Borrower and its agents, officers, directors, employees, successors and assigns hereby, jointly and severally, unconditionally release, acquit, waive and forever discharge Administrative Agent, each Lender and their agents, officers, directors, employees, successors and assigns from any and all liabilities, claims, causes of action or defenses, if any, for any action taken or for any failure to take any action, arising out of the Agreement at any time prior to the execution of this Amendment.

10.    Applicable Law. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of New York (without reference to conflict of law principles).

11.    Electronic Images. Borrower hereby acknowledges the receipt of a copy of the Agreement, this Amendment and all other Loan Documents. Administrative Agent or any Lender may create a microfilm or optical disk or other electronic image of the Agreement, this Amendment and any or all Loan Documents. Administrative Agent or any Lender may store the electronic image of the Agreement, this Agreement and any or all Loan Documents in its electronic form and then destroy the paper original as part of Administrative Agent’s or such Lender’s normal business practices, with the electronic image deemed to be an original.

12.    Conditions Precedent. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Administrative Agent shall have received the following, all in form reasonably acceptable to Administrative Agent and Lenders: (a) this Amendment, duly executed by Borrower, Administrative Agent and Required Lenders; (b) a Consent of Guarantors, duly executed by Guarantors; (c) a certificate of good standing for Borrower and each Guarantor, issued by Borrower’s and each Guarantor’s respective state of organization (or other evidence of good standing reasonably acceptable to Administrative Agent); and (d) such other documents and information as reasonably requested by Administrative Agent and Lenders.

IN WITNESS WHEREOF, Borrower, Administrative Agent and Required Lenders have executed this Amendment as of the day and year first above written.

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SIGNATURE PAGE- BORROWER
FIRST AMENDMENT TO CREDIT AGREEMENT

Borrower:

JACK HENRY & ASSOCIATES, INC.

By:
Name: Kevin Williams
Title: Chief Financial Officer

SIGNATURE PAGE- U.S. BANK
FIRST AMENDMENT TO CREDIT AGREEMENT

U.S. Bank:

U.S. BANK NATIONAL ASSOCIATION,

By:
Name: Mark D. Skornia.
Title: Senior Vice President

SIGNATURE PAGE- REGIONS BANK
FIRST AMENDMENT TO CREDIT AGREEMENT

Lender and Co-Syndication Agent:

REGIONS BANK,

By:
Name: Knight D. Kieffer
Title: Vice President

SIGNATURE PAGE- SUNTRUST BANK
FIRST AMENDMENT TO CREDIT AGREEMENT

Lender and Co-Syndication Agent:

SUNTRUST BANK,

By:
Name: Lisa Garling
Title: Director- Portfolio Management

SIGNATURE PAGE- ARVEST BANK
FIRST AMENDMENT TO CREDIT AGREEMENT

Lender:

ARVEST BANK

By:
Name: Doug Doll
Title: President/CEO

SIGNATURE PAGE- COMERICA BANK
FIRST AMENDMENT TO CREDIT AGREEMENT

Lender:

COMERICA BANK

By:
Name: Mark Leveille
Title: Vice President

SIGNATURE PAGE- COMMERCE BANK
FIRST AMENDMENT TO CREDIT AGREEMENT

Lender:

COMMERCE BANK

By:
Name: Joe McCaddon
Title: Senior Vice President

SIGNATURE PAGE- FIFTH THIRD BANK
FIRST AMENDMENT TO CREDIT AGREEMENT

Lender:

FIFTH THIRD BANK

By:
Name: Hideo Core
Title: Vice President

SIGNATURE PAGE- UMB BANK N.A.
FIRST AMENDMENT TO CREDIT AGREEMENT- February 20,, 2015

Lender:

UMB BANK N.A.

By:
Name: Martin Nay
Title: Senior Vice President